EXHIBIT 10.45

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	APPLIED IMAGING CORP.
Address:	2380 Walsh Avenue
Santa Clara, CA 95051

Dated as of January 31, 2003

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

Silicon and Borrower hereby agree to amend the Loan and Security Agreement between them, dated September 28, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.    Modification of TNW Base Amount and TNW Capital Increase.    The portion of Section 5 of the Schedule to Loan Agreement that currently reads as follows:

The term “TNW Base Amount” means, as of any date of determination, the amount set forth below corresponding to the time period set forth below:

(A)  during the period commencing on October 1, 2002 and ending on October 31, 2002, $3,500,000;

(B)  during the period commencing on November 1, 2002 and ending on November 30, 2002, $3,200,000;

(C)  during the period commencing on December 1, 2002 and ending on December 31, 2002, $4,800,000;

(D)  during the period commencing on January 1, 2003 and ending on January 31, 2003, $4,000,000;

(E)  during the period commencing on February 1, 2003 and ending on February 28, 2003, $3,600,000;

(F)  during the period commencing on March 1, 2003 and ending on March 31, 2003, $5,000,000;

(G)  during the period commencing on April 1, 2003 and ending on April 30, 2003, $4,300,000;

(H)  during the period commencing on May 1, 2003 and ending on May 31, 2003, $4,000,000;

(I)  during the period commencing on June 1, 2003 and ending on June 30, 2003, $5,500,000;

(J)  during the period commencing on July 1, 2003 and ending on July 31, 2003, $5,000,000;

(K)  during the period commencing on August 1, 2003 and ending on August 31, 2003, $4,500,000;

(L)  from and after September 1, 2003, $5,500,000.

The term “TNW Capital Increase” means, as of any date of determination, the greater of (a) $-0- and (b) 50% of all consideration (if any) received after the date of this Agreement for equity securities and subordinated debt of the Borrower. In no event shall the amount of the TNW Capital Increase be decreased.

, hereby is amended and restated in its entirety to read as follows:

The term “TNW Base Amount” means, as of any date of determination, the amount set forth below corresponding to the time period set forth below:

(A)  during the period commencing on October 1, 2002 and ending on October 31, 2002, $3,500,000;

(B)  during the period commencing on November 1, 2002 and ending on November 30, 2002, $3,200,000;

(C)  during the period commencing on December 1, 2002 and ending on December 31, 2002, $4,800,000;

(D)  during the period commencing on January 1, 2003 and ending on January 31, 2003, $2,800,000;

(E)  during the period commencing on February 1, 2003 and ending on February 28, 2003, $2,200,000;

(F)  during the period commencing on March 1, 2003 and ending on March 31, 2003, $3,300,000;

(G)  during the period commencing on April 1, 2003 and ending on April 30, 2003, $2,600,000;

(H)  during the period commencing on May 1, 2003 and ending on May 31, 2003, $2,100,000;

(I)  during the period commencing on June 1, 2003 and ending on June 30, 2003, $3,600,000;

(J)  during the period commencing on July 1, 2003 and ending on July 31, 2003, $2,900,000;

(K)  during the period commencing on August 1, 2003 and ending on August 31, 2003, $2,300,000;

(L)  from and after September 1, 2003, $4,200,000.

The term “TNW Capital Increase” means, as of any date of determination, the greater of (a) $-0- and (b) 50% of all consideration (if any) received after January 31, 2003 for equity securities and subordinated debt of the Borrower. In no event shall the amount of the TNW Capital Increase be decreased.

2.    Modification relative to Copyright Registrations.    The portion of Section 9(3) of the Schedule to Loan Agreement that currently reads as follows:

Except for Embedded Software, maskworks under development, and other computer software under development, Borrower promptly will identify to Silicon in writing and register with the United States Copyright Office (i) any maskworks and computer software that generates Receivables from the sale or licensing thereof or that is otherwise material to the business of Borrower it has, develops or acquires, including those in Exhibit A to the Intellectual Property Security Agreement, within 30 days of the date of execution and delivery of this Agreement, and (ii) any additional maskworks and computer software rights developed or acquired, including significant revisions, additions or improvements to the maskworks or computer software or revisions, additions or improvements which significantly improve the functionality of the maskworks or computer software, after the date of execution and delivery of this Agreement before the sale or licensing to any third party of the maskworks or computer software or any product based on or containing any maskworks or computer software, and Borrower will execute such additional security agreement(s) and other documentation which Silicon deems necessary for filing with respect to such additional registered copyright(s).

, hereby is amended and restated in its entirety to read as follows:

As of February     , 2003, none of Borrower’s maskworks, computer software, or other copyrights are registered (or the subject of a pending application for registration) with the United States Copyright Office. Borrower will NOT register with the United States Copyright Office (or apply for such registration of) any of Borrower’s maskworks, computer software, or other copyrights, unless Borrower has provided Silicon not less than 30 days prior written notice of the commencement of such registration/application and Borrower has executed and delivered to Silicon such additional security agreement(s) and other documentation which Silicon deems necessary for filing with respect to such additional copyright registration/application.

3.    Limited Waiver.    Silicon and Borrower agree that solely Borrower’s failure to comply with the Minimum Tangible Net Worth financial covenant set forth in Section 5 of the Schedule to the Loan Agreement for the reporting period ended December 31, 2002 (the “Designated Default”) hereby is waived. It is understood by the parties hereto, however, that the foregoing waiver of the Designated Default does not constitute a waiver of the aforementioned covenant with respect to any other date or time period, or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.

4.    Fee.    In consideration for Silicon entering into this Amendment, Borrower shall pay Silicon a fee of $3,500 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower’s loan account.

5.    Representations True.    Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

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6.    General Provisions.    This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower: APPLIED IMAGING CORP.		Silicon: SILICON VALLEY BANK

By	/s/ Carl Hull	By	/s/ Chitra Suriyanarayanan
	President or Vice President	Title	Account Manager

By	/s/ Barry Hotchkies
Secretary or Ass’t Secretary